SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2002


                               4net Software, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                       33-13110                    11-2831380
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

            10 South Street, Suite 202, Ridgefield, Connecticut 06877
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 894-9755
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)

Item 5.  Other Events.

     On November 15, 2002, 4net Software, Inc. (the "Company") entered into a non-binding Letter of Intent to acquire all of the issued and outstanding capital stock of NWT Inc. ("NWT"), a privately-held corporation headquartered in Salt Lake City, Utah that provides a broad range of diversified laboratory services. NWT through its subsidiaries is engaged in the business of providing drugs of abuse testing for government agencies, private and public companies and conducting contract research in support of new drug development for the pharmaceutical industry.

     The Letter of Intent is conditioned upon, among other things, the Company effecting an eight (8) share for one (1) share reverse split of its common stock. In connection with the share exchange the Company will issue approximately 2,000,000 shares of common stock, after giving effect to the reverse split, in exchange for all of the issued and outstanding capital stock of NWT. Additionally, the Letter of Intent contemplates that the Company will issue options to purchase 400,000 shares of common stock to certain members of NWT's management team.

     Following the closing of the share exchange agreement it is anticipated that the Company's corporate offices will relocate to NWT's headquarters in Salt Lake City, Utah, and the Company will change it's name to NWT, Inc. In connection with the share exchange agreement all officers and directors of the Company will resign their positions with the Company effective on the closing date, however, Steven N. Bronson shall remain on the Board of Directors. All of the officers and senior management of NWT will retain their current positions with NWT and be appointed to similar positions with the Company and will continue to run the day-to-day operations of the NWT and the Company.

     On November 18, 2002, the Company issued a press release announcing the Letter of Intent. A copy of that press release is attached hereto as Exhibit 99.1.

     Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Accordingly, there can be no assurances that the proposed share exchange agreement between the Company and NWT, Inc. will be completed Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits.

     The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit         Description
-------         -----------
99.1            Press Release of the registrant dated November 18, 2002.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       4net Software, Inc.
                                       (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           -------------------------------
                                           Steven N. Bronson, CEO and President
Dated: November 20, 2002